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                          LORD ABBETT SECURITIES TRUST
                        LORD ABBETT MICRO-CAP GROWTH FUND
                          (CLASS A, B, C, P & Y SHARES)

                      SUPPLEMENT DATED MAY 16, 2006 TO THE
                        PROSPECTUSES DATED MARCH 1, 2006

The following section replaces the section in the Prospectuses entitled "The Funds - Management - Investment Managers - Lord Abbett Micro-Cap Growth Fund":

F. Thomas O'Halloran, Partner and Investment Manager, is primarily responsible for the day-to-day management of the Fund. Mr. O'Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst. Mr. O'Halloran is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1987.

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                          LORD ABBETT SECURITIES TRUST
                        LORD ABBETT MICRO-CAP GROWTH FUND
                          (CLASS A, B, C, P & Y SHARES)

                      SUPPLEMENT DATED MAY 16, 2006 TO THE
            STATEMENTS OF ADDITIONAL INFORMATION DATED MARCH 1, 2006

1. THE SECTION ENTITLED "INVESTMENT ADVISORY AND OTHER SERVICES - INVESTMENT MANAGERS" IS REPLACED WITH THE FOLLOWING:

INVESTMENT MANAGERS
As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of each Fund.

F. Thomas O'Halloran heads the Micro-Cap Growth Fund team and is primarily responsible for the day-to-day management of the Fund.

Gerard Heffernan heads the Micro-Cap Value Fund team and the other senior member is Robert P. Fetch. Mr. Heffernan is primarily responsible for the day-to-day management of the Fund.

The following table indicates for each Fund as of October 31, 2005: (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)

                                                      OTHER ACCOUNTS MANAGED (# AND TOTAL ASSETS IN MILLIONS)*
                                                      --------------------------------------------------------
                                                                               OTHER POOLED
                                                    REGISTERED INVESTMENT       INVESTMENT
FUND                       NAME                           COMPANIES              VEHICLES        OTHER ACCOUNTS
----                       ----                           ---------              --------        --------------
Micro-Cap Growth Fund      F. Thomas O'Halloran           3 / $950.8             0 / $0.0           3 / $95.6

Micro-Cap Value Fund       Gerard Heffernan               0 / $0.0               1 / $34.5          3 / $96.0

*Included in the number of accounts and total assets are zero accounts with respect to which the management fee is based on the performance of the account.

Conflicts of interest may arise in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Fund's transactions to the advantage of other accounts and to the detriment of that Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and

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Procedures for Evaluating Best Execution of Equity Transactions, as well as
Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Funds. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts referenced in the table above.

2. THE SECTION ENTITLED "INVESTMENT ADVISORY AND OTHER SERVICES - HOLDINGS OF INVESTMENT MANAGERS" IS REPLACED WITH THE FOLLOWING:

HOLDINGS OF INVESTMENT MANAGERS
The following table indicates for each Fund the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund, as of May 16, 2006 in the case of Mr. O'Halloran and October 31, 2005 in the case of Mr. Heffernan. This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.

                                                           DOLLAR RANGE OF SHARES IN THE FUND
                                                   --------------------------------------------------
                                                     $1-    $10,001-  $50,001-  $100,001-  $500,001-      OVER
FUND                   NAME                  NONE  $10,000   $50,000  $100,000  $500,000   $1,000,000  $1,000,000
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
Micro-Cap Growth Fund  F. Thomas O'Halloran                               X

Micro-Cap Value Fund   Gerard Heffernan                                             X